Exhibit 99.1

LETTER OF TRANSMITTAL

M/I Homes, Inc.

Offer to exchange

up to $300 million aggregate principal amount of outstanding unregistered 6.75% Senior Notes due 2021

(CUSIP Nos. 55305B AL5 and U6006P AF9)

for

an equal principal amount of 6.75% Senior Notes due 2021

which have been registered under the Securities Act of 1933, as amended

Pursuant to the Prospectus dated                     , 2016

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2016, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION TIME”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.

The exchange agent is:

U.S. Bank National Association

By registered mail, overnight mail, overnight courier or hand delivery:

U.S. Bank National Association

U.S. Bank West Side Flats Operations Center

60 Livingston Ave.

St. Paul, MN 55107

Attn: Specialized Finance

Reference: M/I Homes, Inc.

By facsimile (for eligible institutions only): (651) 466-7372 Reference: M/I Homes, Inc.	For information or confirmation by telephone: Specialized Finance (800) 934-6802

TO TENDER ORIGINAL NOTES FOR EXCHANGE, THIS LETTER OF TRANSMITTAL (OR, IF TENDERING BY BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE) MUST BE DELIVERED TO THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH ABOVE, TOGETHER WITH ALL REQUIRED DOCUMENTATION, AT OR PRIOR TO THE EXPIRATION TIME.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

By execution of this Letter of Transmittal, the undersigned acknowledges that it has received the prospectus dated                     , 2016 (the “Prospectus”) of M/I Homes, Inc., an Ohio corporation (the “Company”), and this Letter of Transmittal relating to the Company’s offer to exchange up to $300 million aggregate principal amount of its outstanding unregistered 6.75% Senior Notes due 2021 (the “Original Notes”) for an equal principal amount of registered 6.75% Senior Notes due 2021 (the “Exchange Notes”), subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal (which, together, as the same may be amended, supplemented or otherwise modified from time to time, constitute the “Exchange Offer”).

PLEASE READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING PROSPECTUS IN THEIR ENTIRETY BEFORE CHECKING ANY BOX BELOW.

This Letter of Transmittal is to be used to tender Original Notes:

•	if certificates representing tendered Original Notes are to be physically forwarded herewith to the Exchange Agent;

•

if a tender is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) through DTC’s Automated Tender Offer Program (“ATOP”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer—Book-Entry Transfer,”unless an Agent’s Message (as defined below) is transmitted in lieu thereof; or

•	if a tender is to be made pursuant to the guaranteed delivery procedures described in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.”

The term “Agent’s Message” means a message, electronically transmitted by DTC to the Exchange Agent, forming part of a book-entry transfer, which states that DTC has received an express acknowledgement from the tendering holder of the Original Notes that such holder has received and agrees to be bound by, and makes each of the representations contained in, this Letter of Transmittal and, further, that such holder agrees that the Company may enforce this Letter of Transmittal against such holder.

Only registered holders are entitled to tender their Original Notes for exchange in the Exchange Offer. In order for a registered holder of Original Notes to tender all or any portion of such holder’s Original Notes, (i) the Exchange Agent must receive, at or prior to the Expiration Time, (a) this Letter of Transmittal or, if tendering by book-entry transfer, an Agent’s Message, (b) certificates for all physically tendered Original Notes or, if tendering by book-entry transfer, a confirmation of the book-entry transfer of the Original Notes being tendered into the Exchange Agent’s account at DTC and (c) any other documents required by this Letter of Transmittal or (ii) the holder must comply with the guaranteed delivery procedures set forth below.

Any participant in DTC’s system whose name appears on a security position listing as the registered holder of Original Notes and who wishes to make book-entry transfer of the Original Notes to the Exchange Agent’s account at DTC may execute the tender through ATOP, for which the Exchange Offer will be eligible, by following the applicable book-entry procedures of DTC. Upon such tender of Original Notes:

•	DTC will verify the acceptance of the tender and execute a book-entry transfer of the tendered Original Notes into the Exchange Agent’s account at DTC;

•	DTC will send to the Exchange Agent for its acceptance an Agent’s Message forming part of such book-entry transfer; and

•	transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Delivery of documents to DTC does not constitute a valid delivery to the Exchange Agent.

In order to validly complete this Letter of Transmittal, a holder of Original Notes must:

•	complete the box entitled “Description of Original Notes Tendered;”

•

if appropriate, check and complete the boxes relating to delivery of certificates, book-entry transfer, notice of guaranteed delivery, broker-dealers, special issuance instructions and special delivery instructions;

•	complete the information under “Sign Here to Tender Your Original Notes in the Exchange Offer,” including, if appropriate, the information under “Guarantee of Signature;” and

•	complete the Substitute Form W-9 included in this Letter of Transmittal or the applicable IRS Form W-8, which may be obtained from the Exchange Agent.

If a registered holder of Original Notes desires to tender such holder’s Original Notes for exchange in the Exchange Offer and: (i) certificates for the Original Notes are not immediately available; (ii) this Letter of Transmittal, the Original Notes or any other required documents cannot be delivered to the Exchange Agent at or prior to the Expiration Time; or (iii) the procedures for book-entry transfer cannot be completed at or prior to the Expiration Time, then such holder may effect a tender of Original Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 2 below.

The Exchange Offer may be extended, amended or terminated as described in the Prospectus. During any extension of the Exchange Offer, all Original Notes validly tendered and not validly withdrawn will remain subject to the terms of the Exchange Offer. The Exchange Offer will expire at 5:00 p.m., New York City time, on                     , 2016, unless extended by the Company.

Persons who are beneficial owners of Original Notes but are not registered holders and who wish to tender such Original Notes should contact the registered holder of such Original Notes and instruct such registered holder to tender such Original Notes on such beneficial owner’s behalf.

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned hereby tenders for exchange the Original Notes described in the box entitled “Description of Original Notes Tendered” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF ORIGINAL NOTES TENDERED
(1) Name and Address of Registered Holder(s) (Please Fill in, If Blank)	(2) Certificate Number(s) of Original Notes*	(3) Principal Amount of Original Notes Tendered for Exchange**

*       Need not be completed if Original Notes are being delivered by book-entry transfer.

**     Original Notes may be tendered in whole or in part. However, if a holder tenders less than all of its Original Notes, such holder may tender its Original Notes only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If this column is left blank, it will be assumed that the holder is tendering ALL of such holder’s Original Notes.

☐	CHECK HERE IF CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE EXCHANGE AGENT’S ACCOUNT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number:	Transaction Code Number:

By crediting Original Notes to the Exchange Agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent, the ATOP participant confirms on behalf of itself and the beneficial owner of such Original Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owner as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND TEN (10) COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

Upon the terms and conditions of the Exchange Offer, the undersigned hereby tenders for exchange the principal amount of Original Notes indicated above. Subject to, and effective upon, the Company’s acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to the principal amount of Original Notes indicated above. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to:

•

deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Original Notes;

•	present and deliver such Original Notes for transfer on the books of the Company; and

•

receive for the account of the Company all benefits and otherwise exercise all rights and incidents of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, if, as, and when the Original Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the tender, exchange, assignment and transfer of the tendered Original Notes or transfer ownership of such Original Notes on the account books maintained by DTC, and the undersigned will comply with its obligations under the registration rights agreement (the “Registration Rights Agreement”), dated as of December 1, 2015, among the Company, the guarantors named therein and the initial purchasers named therein.

The undersigned also acknowledges that the Exchange Offer is being made by the Company in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”) contained in several no-action letters issued to third parties. Based on such interpretations, the Company believes that the Exchange Notes may be offered for resale, resold or otherwise transferred by holders thereof without compliance with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), assuming the truth of the representations required to be made by the holders of the Original Notes to the Company pursuant to this Letter of Transmittal. However, the Company has not requested, and does not intend to request, that the SEC consider the Exchange Offer in the context of a no-action letter and, therefore, the Company cannot assure holders that the staff of the SEC would make a similar determination with respect to the Exchange Offer. The undersigned acknowledges that, if the interpretation of the Company of the above mentioned no-action letters is not accurate, the undersigned may be held liable for any offers, resales or transfers of the Exchange Notes that are in violation of the registration or prospectus delivery requirements of the Securities Act. The undersigned further acknowledges that neither the Company nor the Exchange Agent will assume or indemnify any holder for any such liability under the Securities Act.

The undersigned represents and agrees that:

•	the Exchange Notes are being acquired by the undersigned in the ordinary course of the undersigned’s business;

•

the undersigned has no arrangement or understanding with any person to participate, the undersigned is not participating, and the undersigned does not intend to participate, in the distribution of the Exchange Notes (within the meaning of the Securities Act);

•	the undersigned is not an “affiliate” (as such term is defined in Rule 405 under the Securities Act) of the Company;

•	the undersigned is not tendering Original Notes that have, or that are reasonably likely to have, the status of an unsold allotment in the initial placement of the Original Notes; and

•

if the undersigned is a broker-dealer: (i) the undersigned will receive the Exchange Notes for its own account; (ii) the undersigned acquired the Original Notes as a result of market-making activities or other trading activities; and (iii) the undersigned will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (by so representing and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act).

The undersigned further represents and agrees that any holder of Original Notes who does not meet these requirements and is unable to make such representations:

•	will not be able to rely on the interpretations of the staff of the SEC contained in the no-action letters referred to above;

•	will not be permitted to participate in the Exchange Offer; and

•

must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of such holder’s Original Notes, unless such sale or transfer is made pursuant to an exemption from those requirements.

All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

The Exchange Offer is subject to certain conditions, some of which may be waived by the Company, in whole or in part, at any time and from time to time at or prior to the Expiration Time, as described in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that, as a result of such conditions, the Company may not be required to accept for exchange any Original Notes and the Company may amend, extend or terminate the Exchange Offer, by oral or written notice to the Exchange Agent and by notice to the registered holders of the Original Notes, if the conditions to the Exchange Offer have not been satisfied or waived at the then scheduled Expiration Time. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Original Notes for exchange.

The undersigned agrees that the acceptance of any tendered Original Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that, upon issuance of the Exchange Notes, the Company generally will have no further obligations or liabilities thereunder, subject only to limited exceptions applicable to persons to whom the Exchange Offer is not available or as otherwise provided in the Registration Rights Agreement.

Unless otherwise indicated under “Special Issuance Instructions” below, please issue any certificates representing Exchange Notes issued in exchange for Original Notes and return any certificates representing Original Notes not tendered or accepted for exchange in the name of the holder appearing under “Description of Original Notes Tendered” above. Similarly, unless otherwise indicated under “Special Delivery Instructions” below, please mail any certificates representing Exchange Notes issued in exchange for Original Notes and any certificates representing Original Notes not tendered or accepted for exchange to the address of such holder appearing under “Description of Original Notes Tendered” above. In the event that both the “Special Issuance Instructions” and the “Special Delivery Instructions” are completed, please issue any certificates representing the Exchange Notes issued in exchange for the Original Notes in the name of, and return any Original Notes not tendered or accepted for exchange to, the person as so indicated. Unless otherwise indicated under “Special Issuance Instructions” below, in the case of a book-entry transfer of Original Notes, please credit the account of the undersigned maintained at DTC appearing under “Description of Original Notes Tendered” above with any Exchange Notes issued in exchange for Original Notes or any Original Notes not accepted for exchange.

The undersigned recognizes that the Company has no obligation pursuant to the special issuance instructions below to transfer any Original Notes from the name of the registered holder thereof if the Company does not accept for exchange the Original Notes so tendered or if the Company determines that such transfer would not be in compliance with any transfer restrictions applicable to such Original Notes.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8 BELOW)

To be completed ONLY if (i) certificates for Exchange Notes issued for Original Notes or certificates for Original Notes not tendered or accepted for exchange are to be issued in the name of someone other than the undersigned or (ii) Original Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by crediting an account maintained at DTC other than the account indicated above under “Description of Original Notes Tendered.”

Issue to:

Name:
(Please Print)

Address:

(Including Zip Code)

(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 herein or IRS Form W-8) Credit Original Notes not exchanged by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8 BELOW)

To be completed ONLY if certificates for Exchange Notes issued for Original Notes or certificates for Original Notes not tendered or accepted for exchange are to be sent (i) to someone other than the undersigned or (ii) to the undersigned at an address other than that shown above under “Description of Original Notes Tendered.”

Mail to:

Name:
(Please Print)

Address:

(Including Zip Code)

(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 herein or IRS Form W-8)

SIGN HERE TO TENDER YOUR ORIGINAL NOTES IN THE EXCHANGE OFFER (Signature of each registered holder of Original Notes*) Dated: , 2016

Name(s):

Title (capacity)**:

Address(es):

Telephone Number(s):

Taxpayer Identification or Social Security Number(s):

*       Must be signed by each registered holder of Original Notes exactly as such holder’s name appears on certificate(s) representing the Original Notes or on a security position listing, or by each person authorized to become a registered holder by endorsements and documents transmitted herewith.

**     If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation, or other person acting in a fiduciary or representative capacity, please provide full title of person signing. See Instruction 6 below.

GUARANTEE OF SIGNATURE

(If required—see Instructions 1 and 6 below)

Authorized Signature:

Name:

Title:

Name of Firm:

Address:

Telephone Number:

Dated:	, 2016

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 BELOW

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.    Guarantee of Signatures.    Signatures on this Letter of Transmittal need not be guaranteed if the Original Notes tendered hereby are tendered:

•

by the registered holder of the Original Notes (which term shall include any participant in DTC’s system whose name appears on the relevant security position listing as the owner of the Original Notes), unless such holder has completed the box entitled “Special Issuance Instructions” and/or the box entitled “Special Delivery Instructions” above; or

•

for the account of an Eligible Institution. The term “Eligible Institution” means an institution that is a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, such as a firm which is a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States, or certain other “eligible institutions,” as that term is defined in Rule 17Ad-15 under the Exchange Act.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

2.    Delivery of this Letter of Transmittal and Certificates for Original Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures.    In order for a holder of Original Notes to tender all or any portion of such holder’s Original Notes, (i) the Exchange Agent must receive, at or prior to the Expiration Time, (a) a validly completed and duly executed Letter of Transmittal or, if tendering by book-entry transfer, an Agent’s Message with respect to such holder, (b) the certificates for all physically tendered Original Notes or, if tendering by book-entry transfer, a confirmation of the book-entry transfer of the Original Notes being tendered into the Exchange Agent’s account at DTC and (c) any other documents required by this Letter of Transmittal or (ii) the tendering holder must comply with the guaranteed delivery procedures described below.

The method of delivery to the Exchange Agent of this Letter of Transmittal, any Original Notes and all other required documents is at the election and sole risk of the tendering holder. It is recommended that holders use an overnight or hand delivery service. If such delivery is by mail, it is recommended that holders use properly insured registered mail, return receipt requested. In all cases, delivery should be made sufficiently in advance of the Expiration Time to permit receipt of such documents by the Exchange Agent at or prior to the Expiration Time. Except as otherwise provided in this Letter of Transmittal, delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and any Original Notes tendered for exchange should be sent only to the Exchange Agent, not to the Company or DTC.

If holders desire to tender Original Notes for exchange pursuant to the Exchange Offer and: (i) certificates for the Original Notes are not immediately available; (ii) this Letter of Transmittal, the Original Notes or any other required documents cannot be delivered to the Exchange Agent at or prior to the Expiration Time; or (iii) the procedures for book-entry transfer cannot be completed at or prior to the Expiration Time, such holder may effect a tender of Original Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to the guaranteed delivery procedures:

•	such tender must be made by or through an Eligible Institution;

•

at or prior to the Expiration Time, the Exchange Agent must receive from an Eligible Institution a validly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, setting forth the name and address of the holder of the Original Notes being tendered and the amount of the Original Notes being tendered. The Notice of Guaranteed Delivery must state that the tender is being made and guarantee that, within three business days after the Expiration Time, the certificates for all physically tendered Original Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, together with a validly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent’s Message, and any other documents required by this Letter of Transmittal, will be transmitted to the Exchange Agent; and

•

the Exchange Agent must receive the certificates for all physically tendered Original Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, together with a validly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent’s Message, and any other documents required by this Letter of Transmittal, within three business days after the Expiration Time.

Each tendering holder, by execution of this Letter of Transmittal, waives any right to receive any notice of the acceptance or rejection of such holder’s Original Notes for exchange.

3.    Inadequate Space.    If the space provided in the box entitled “Description of Original Notes Tendered” is not adequate, the names and addresses of the registered holders, the certificate numbers of the Original Notes and/or the principal amounts of the Original Notes tendered for exchange and any other required information should be listed on a separate signed schedule attached to this Letter of Transmittal.

4.    Withdrawal of Tenders.    A tender of Original Notes may be withdrawn at any time prior to the Expiration Time by delivery of a written notice of withdrawal to the Exchange Agent at the address set forth on the front of this Letter of Transmittal. To be effective, a notice of withdrawal must:

•	be received by the Exchange Agent prior to the Expiration Time;

•	specify the name of the holder having tendered the Original Notes to be withdrawn;

•	include a statement that such holder is withdrawing its election to have such Original Notes exchanged;

•	identify the Original Notes to be withdrawn (including the aggregate principal amount of the Original Notes to be withdrawn);

•

where certificates for Original Notes have been physically tendered, specify the name in which such Original Notes are registered, if different from that of the withdrawing holder, and the certificate numbers of the particular certificates to be withdrawn;

•

where Original Notes have been tendered pursuant to DTC’s procedures for book-entry transfer, specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and otherwise comply with the book-entry transfer procedures of DTC; and

•

bear the signature of the holder in the same manner as the original signature on the Letter of Transmittal, if any, by which such Original Notes were tendered, with such signature guaranteed by an Eligible Institution, unless such withdrawing holder is an Eligible Institution.

The Exchange Agent will promptly return any validly withdrawn Original Notes following receipt of an effective notice of withdrawal. All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company in its sole discretion, and such determination will be final and binding on all parties.

Any Original Notes validly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer, and the Company will not issue Exchange Notes with respect to such Original Notes. Any Original Notes that have been validly withdrawn will be promptly returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC, such Original Notes will be credited to an account with DTC specified by the holder). Validly withdrawn Original Notes may be re-tendered at any time at or prior to the Expiration Time by following one of the procedures described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Original Notes.”

5.    Partial Tenders.    Original Notes may be tendered in whole or in part. However, partial tenders of Original Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any certificated Original Notes, a holder must fill in the principal amount of the Original Notes that is tendered for exchange in column (3) of the box entitled “Description of Original Notes Tendered.” A blank in column (3) of the box will indicate that the holder is tendering the entire principal amount of such holder’s Original Notes represented by the certificate(s) delivered. In the case of a partial tender of certificated Original Notes, a new certificate, in fully registered form, for the remainder of the principal amount of the Original Notes will be sent, promptly following the Expiration Time, to the holder of the Original Notes unless otherwise indicated in the boxes entitled “Special Issuance Instructions” and/or “Special Delivery Instructions.”

6.    Signatures on this Letter of Transmittal; Bond Powers and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered for exchange hereby, each signature must correspond exactly with each name as written on the face of the certificate representing such Original Notes or, in the case of Original Notes held in book-entry form, on the relevant security position listing, in each case without alteration, enlargement or any change whatsoever.

If any of the Original Notes tendered hereby are owned of record by two or more joint owners, each record owner must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any other required documents as there are names in which the Original Notes are held.

If this Letter of Transmittal or any certificates or other required documents are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons must so indicate when signing and must submit proper evidence, satisfactory to the Company in its sole discretion, of such person’s authority to so act.

If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required, unless certificates for the Exchange Notes issued for the Original Notes or certificates for Original Notes not tendered or accepted for exchange are to be issued or returned in the name of a person other than the registered holder(s) thereof. In such event, signatures on this Letter of Transmittal or such certificates must be guaranteed by an Eligible Institution, unless signed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder of the Original Notes, the certificates representing such Original Notes must be properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, in either case signed by the registered holder exactly as such registered holder’s name appears on the Company’s records. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution, unless signed by an Eligible Institution.

7.    Transfer Taxes.    The Company will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Original Notes in the Exchange Offer. If, however, Exchange Notes are to be registered in the name of, or Original Notes not tendered or accepted for exchange are to be returned to, any person other than the tendering registered holder, or if a transfer tax is imposed for any other reason, other than by reason of the exchange by the Company of the Original Notes in the Exchange Offer, then the amount of such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such transfer taxes or exemption from payment is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

8.    Special Issuance and Delivery Instructions.    If the Exchange Notes, or if any Original Notes not tendered or accepted for exchange, are to be issued or sent to a person other than the person signing this Letter of Transmittal or to an address other than that shown herein, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Original Notes tendering Original Notes by book-entry transfer may request that any Original Notes not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless signed by an Eligible Institution.

9.    Irregularities.    All questions as to the forms of all documents and the validity, eligibility (including time of receipt), acceptance and withdrawals of tendered Original Notes will be determined by the Company, in its sole discretion, which determination will be final and binding on all parties. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Original Notes that are not in valid form or the acceptance of which would, in the Company’s opinion, be deemed unlawful. The Company also reserves the right to waive any defects or irregularities as to the tender of any particular Original Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions contained herein) will be final and binding on all parties. Any defect or irregularity in connection with tenders of Original Notes must be cured within such reasonable period of time as the Company determines, unless waived by the Company. Valid tenders of Original Notes will not be deemed to have been made until all defects or irregularities have been cured or waived by the Company. Neither the Company nor the Exchange Agent will be under any duty to give notice of any defects or irregularities with respect to any tender of Original Notes for exchange, or to waive any such defects or irregularities, nor will the Company or the Exchange Agent incur any liability to registered holders or beneficial owners of Original Notes or any other persons for failure to give such notice or waiver.

10.    Waiver of Conditions.    To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer prior to the Expiration Time as described in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer” and accept for exchange any Original Notes tendered. To the extent that the Company waives any condition to the Exchange Offer, it will waive such condition as to all Original Notes.

11.    Tax Identification Number and Backup Withholding.    U.S. federal income tax law generally requires that a holder of Original Notes whose tendered Original Notes are accepted for exchange or such holder’s assignee (in either case, the “Payee”) must provide the Exchange Agent with such Payee’s correct Taxpayer Identification Number (“TIN”) which, in the case of a Payee who is an individual, is such Payee’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and backup withholding at the applicable rate, which is currently 28%, on all reportable payments (such as interest) that are made to the Payee with respect to the Exchange Notes. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a Payee subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

To prevent backup withholding, each Payee must provide the Exchange Agent with such Payee’s correct TIN by completing the “Substitute Form W-9” included with this Letter of Transmittal, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

•	the Payee is exempt from backup withholding;

•	the Payee has not been notified by the IRS that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

•	the IRS has notified the Payee that such Payee is no longer subject to backup withholding.

If the Payee does not have a TIN, such Payee should consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) included in this Letter of Transmittal for instructions on applying for a TIN. A Payee who has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should write “Applied For” in Part 1 of the Substitute Form W-9 and sign and date both the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth therein. If such a Payee does not provide its TIN to the Exchange Agent within 60 days, backup withholding on all reportable payments will begin and continue until such Payee furnishes such Payee’s TIN to the Exchange Agent.

If the Original Notes are held in more than one name or are not in the name of the actual owner, holders should consult the W-9 Guidelines for information on which TIN to report.

Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part 1 of the Substitute Form W-9, check the “Exempt” box in Part 2 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt from these backup withholding and information reporting requirements, such person must complete and submit an appropriate IRS Form W-8, signed under penalties of perjury, attesting to such exempt status. Such form may be obtained from the Exchange Agent.

12.    Lost, Stolen or Destroyed Certificates.    Any holder of Original Notes whose certificates representing Original Notes have been lost, stolen or destroyed should promptly contact the Exchange Agent at the address or telephone number set forth on the front of this Letter of Transmittal for further instructions. This Letter of Transmittal and all related documents cannot be processed until the procedures for replacing lost, stolen or destroyed certificates have been followed.

13.    Questions or Requests for Assistance or Additional Copies.    Questions and requests for assistance with respect to the Exchange Offer, and requests for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery, should be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal.

14.    Incorporation of this Letter of Transmittal.    This Letter of Transmittal will be deemed to be incorporated in, and acknowledged and accepted by, a tender through DTC’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Original Notes so tendered by such participant.

IMPORTANT—This Letter of Transmittal and certificates for tendered Original Notes, or, if tendering by book-entry transfer, an Agent’s Message and confirmation of the book-entry transfer of tendered Original Notes into the Exchange Agent’s account at DTC, together with any other required documents, or a Notice of Guaranteed Delivery, must be received by the Exchange Agent at or prior to the Expiration Time.

PAYER’S NAME:    U.S. Bank National Association

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

Business Name/Disregarded Entity Name, if different from above

Check appropriate box for federal tax classification; check only one of the following seven boxes:

☐  Individual/sole proprietor or single-member LLC     ☐  C Corporation ☐  S Corporation     ☐  Partnership     ☐  Trust/Estate

☐  Limited liability company. Enter the tax         ☐  Other

      classification (C = C corporation,

      S = S corporation, P = partnership)

Address

City, state and ZIP code

Exemptions (codes apply only to certain entities, not individuals: see W-9 Guidelines)

Exempt payee code (if any)

Exemption from FATCA reporting code (if any)

	Part 1—Taxpayer Identification Number—Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	Social Security Number OR Employer Identification Number

PART 2—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding,

(3)    I am a U.S. citizen or other U.S. person (including a U.S. resident alien) and

(4)    The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. SIGNATURE DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature                                                                                                         Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		GIVE THE NAME AND SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of—
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. The so-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Treasury Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER of—
7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate or pension trust	Legal entity(4)

9.	Corporation or LLC electing corporate status on IRS Form 8832 or IRS Form 2553	The corporation

10.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Treasury Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

*NOTE:    Grantor also must provide a Form W-9 to trustee of trust.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct Taxpayer Identification Number (“TIN”) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

•	Form 1099-INT (interest earned or paid)

•	Form 1099-DIV (dividends, including those from stocks or mutual funds)

•	Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

•	Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

•	Form 1099-S (proceeds from real estate transactions)

•	Form 1099-K (merchant card and third party network transactions)

•	Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

•	Form 1099-C (canceled debt)

•	Form1099-A (acquisition or abandonment of secured property)

If you are a U.S. person (including a resident alien), use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN). If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. By signing the filled-out form, you: (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding or (3) to claim exemption from backup withholding if you are an exempt payee and (4) to certify that the FATCA (Foreign Account Tax Compliance Act) code(s) entered on the Substitute Form W-9 (if any) indicating that you are exempt from the FATCA reporting, is correct. The TIN provided must match the name given on the Substitute Form W-9.

Definition of a U.S. Person:    For federal tax purposes, you are considered a U.S. person if you are: (1) an individual who is a U.S. citizen or U.S. resident alien; (2) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States; (3) an estate (other than a foreign estate); or (4) a domestic trust (as defined under Treasury Regulations section 301.7701-7).

Special Rules for Partnerships:    Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partner’s share of effectively connected taxable income from such business. Further, in certain cases where a Substitute Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide a Substitute Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Substitute Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States: (1) in the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity; (2) in the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and (3) in the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Use IRS Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or IRS Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get IRS Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at www.irs.gov.

If you do not have a TIN, apply for a TIN and write “Applied For” in Part 1 of Substitute Form W-9, sign and date both the form and the Certificate of Awaiting Taxpayer Identification Number set forth therein, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Note: Writing “Applied For” on the Substitute W-9 means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Substitute Form W-9, include your TIN, sign and date the form, and give it to the requester.

CAUTION: A disregarded U.S. entity that has a foreign owner must use the appropriate IRS Form W-8.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter any exempt payee code and exemption from FATCA reporting code that may apply to you.

Exempt Payee Code:    Individuals (including sole proprietors) are NOT exempt from backup withholding. Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. For interest and dividends, all listed payees are exempt except for those listed in 7. For broker transactions, payees listed in 1 through 4 and 6 through 11 and C corporations are exempt. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees listed in 1 through 5. However, the following payments made to a corporation and reportable on IRS Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, (iii) gross proceeds paid to an attorney reportable under Section 6045(f) and (iv) payments for services paid by a federal executive agency. Only payees listed in 1 through 4 are exempt from backup withholding for barter exchange transactions and patronage dividends and for payments made in settlement of payment card or third party network transactions.

1—An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

13—An exempt charitable remainder trust described in section 664 or a non-exempt trust described in section 4947

Exemption from FATCA Reporting Code:    The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting Substitute Form W-9 for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting Substitute Form W-9 for an account you hold in the United States, you may leave this field blank. Consult with the requester if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Treasury Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Treasury Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities or derivative financial instruments (including notional principal contracts, futures, forwards and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the requestor of this form to determine whether the FATCA code and/or exempt payee code should be completed.

Payments Exempt from Backup Withholding:    Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, 6050N and 6050W and the Treasury regulations thereunder.

Privacy Act Notice.    Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. commonwealths and possessions for use in administering their laws.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers generally must withhold a percentage of taxable interest, dividend and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Penalties

Failure to Furnish TIN.    If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding.    If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.    If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.